FAIR VALUE ACCOUNTING	12 Months Ended
Dec. 31, 2022
Fair Value Disclosures [Abstract]
FAIR VALUE ACCOUNTING

19. FAIR VALUE ACCOUNTING

The Company measures and records liabilities for its Private Warrants (note 17) and the Buyer Stock Adjustment Amount derivative liability (note 10) at fair value in the accompanying financial statements. Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability, an exit price, in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Valuation techniques used to measure fair value must maximize the use of observable inputs and minimize the use of unobservable inputs. The three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value, includes:

●	Level 1 – Observable inputs for identical assets or liabilities such as quoted prices in active markets;
●	Level 2 – Inputs other than quoted prices in active markets that are either directly or indirectly observable; and
●	Level 3 – Unobservable inputs in which little or no market data exists, which are therefore developed by the Company using estimates and assumptions that reflect those that a market participant would use.

The following tables present the Company’s fair value hierarchy for its financial liabilities measured at fair value on a recurring basis:

As of December 31, 2022
	Level 1	Level 2	Level 3	Total
Liabilities:
Liability for Buyer Stock Adjustment Amount derivative (Note 10)	$-	$-	$-	$-
Liability for Private Warrants (Note 17)	-	-	-	-

As of December 31, 2021
	Level 1	Level 2	Level 3	Total
Liabilities:
Liability for Private Warrants (Note 17)	$-	$-	$-	$-

The Company’s Private Warrants and Buyer Stock Adjustment Amount derivative are included as Level 3 measurements in the tables above. The fair value of the Company’s Private Warrant liability was calculated using the Black-Scholes model. The fair value of the Company’s Buyer Stock Adjustment Amount derivative liability was calculated using the Monte Carlo simulation analysis.

The change in fair value of the Company’s Level 3 measurements is as follows:

	Year-to-date period ended
	December 31, 2022	December 31, 2021	December 31, 2020 (As restated, Note 4)
Beginning Balance	$-	$-	$(557)
Initial accounting for Buyer Stock Adjustment Amount derivative liability (Note 10)	(4,236)	-	-
Change in Buyer Stock Adjustment Amount derivative liability (Note 10)	4,236	-	-
Change in Private Warrant liability	-	-	557
Ending Balance	$-	$-	$-

The Company’s other financial instruments consist of cash and cash equivalents, accounts receivable, unbilled revenue, accounts payable, leases, contingent consideration assumed in the Action transaction (Note 5), and loans and borrowings. The fair value of the Company’s other financial instruments approximates the carrying amounts represented in the accompanying Consolidated Balance Sheets, primarily due to their short-term nature. The fair value of the Company’s long-term borrowings also approximates the carrying amounts as these loans are carrying interest at the market rate.